SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 20, 2006

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 20, 2006, ON Semiconductor announced, via a news release, the commencement of an exchange offer for its zero coupon convertible senior subordinated notes due 2024. A copy of this news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 8.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. In addition, this information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in the filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated June 20, 2006 titled “ON Semiconductor Commences Exchange Offer for its Zero Coupon Convertible Senior Subordinated Notes Due 2024.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: June 20, 2006	By:	/s/ DONALD A. COLVIN
Donald A. Colvin Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated June 20, 2006 titled “ON Semiconductor Commences Exchange Offer for its Zero Coupon Convertible Senior Subordinated Notes Due 2024.”

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